Exhibit 10.2

CONFIDENTIAL TREATMENT REQUESTED – CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION

AMENDMENT NO. 1 TO THE PROFESSIONAL SERVICES AGREEMENT

This Amendment No. 1 to the Professional Services Agreement (“Amendment No. 1”) amends that certain Professional Services Agreement dated July 30, 2007 (the “Agreement”) by and between Office Depot, Inc., a Delaware corporation (“Office Depot”), and SupportSoft, Inc., a Delaware corporation (“SupportSoft”). This Amendment No. 1 is effective on the date last executed by the parties below (“Amendment Effective Date”).

WHEREAS, SupportSoft and Office Depot wish to amend the Agreement in order to modify certain terms currently set forth therein.

NOW, THEREFORE, in consideration of the mutual promises contained herein, SupportSoft and Office Depot agree as follows:

1. Agreement Term. The first sentence of Section 5, “Term and Termination,” shall be amended to state as follows:

“5. Term and Termination. The term of this Agreement shall commence on the Effective Date and continue through December 2010; provided, however, that if the National Launch (as defined in Exhibit A to this Agreement) occurs after December 2009 , the term of the Agreement shall continue through December 2011 (the “Initial Term”).”

2. Loyalty. A new Section 3.3 shall be added to the Agreement, as follows:

“3.3. Loyalty. During the Initial Term and any Renewal Term of the Agreement, Office Depot shall use its commercially reasonable efforts to launch, market, promote and make the Services available to Customers in North America and online through www.officedepot.com (or such other website as Office Depot may deploy) in accordance with Exhibit A and shall not, directly or indirectly, on its own behalf or through a third party, develop, market, promote, solicit orders for, or offer for sale, services systems or techniques that are similar to or compete with the services, products, concepts, systems or techniques embodied in the SupportSoft Services made available by SupportSoft to Office Depot (“Competing Offering”) offered to Customers in North America or online. A service or other offering will be deemed to be a Competing Offering if a customer would buy the service or other offering to achieve similar purposes as the SupportSoft Services or if such service or other offering embodies systems or techniques which are similar to the systems or techniques of the SupportSoft Services; provided further, however, that a Competing Offering specifically excludes any services that are performed without a network connection, including, but not limited to, any services that are performed by a technician who is physically dispatched to a customer’s location for the purpose of completing any service or services in which a customer’s technology or hardware is physically shipped to a third party repair facility for completing any service.”

3. Right of Bid. A new Section 3.4 shall be added to the Agreement, as follows:

“3.4. Right of Bid for Customers Outside *** and Customers of *** Division. During the Initial Term and any Renewal Term of the Agreement, if Office Depot desires to offer services to Customers outside *** or to Customers of Office Depot’s *** Division that are similar or comparable to the Services provided by SupportSoft to Customers in *** and online (herein “Expanded Offering”), then Office Depot must offer SupportSoft the right to submit a proposal regarding the performance of such Expanded Offering. If SupportSoft elects to submit a proposal for such Expanded Offering, Office Depot will negotiate with SupportSoft in good faith to expand this Agreement to include such Expanded Offering; provided, however, that SupportSoft acknowledges and agrees that Office Depot may, but shall not be obligated to, then solicit other proposals from other third parties for such Expanded Offering (“Additional Proposals”) and may make its final determination regarding such Expanded Offering based on the overall service levels, pricing and customer need levels in order to ensure that SupportSoft’s proposal is competitive. SupportSoft further acknowledges and agrees that this Section 3.4 provides SupportSoft with a right to bid on the Expanded Offering and does not provide

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SupportSoft with a right of first refusal nor any guarantee that SupportSoft will be awarded the Expanded Offering business. Promptly upon receipt of an Additional Proposal for the Expanded Offering that Office Depot intends to actively consider, and prior to Office Depot engaging in any discussions with the offeror (the “Other Interested Party”) regarding such Additional Proposal, Office Depot will promptly provide SupportSoft with a written summary of the Additional Proposal in reasonably sufficient detail, and to the extent Office Depot is not otherwise bound by any confidentiality, to enable SupportSoft to evaluate and respond to such Additional Proposal. SupportSoft will review the written description for the Additional Proposal and will respond in writing to Office Depot within fifteen (15) days with either a comparable offering for such Expanded Offering, or confirmation that it will not pursue such an offering. If SupportSoft fails to respond in such fifteen-day period, or it confirms that it will not provide a proposal for a comparable offering, or if SupportSoft and Office Depot are not able to reach agreement on such Expanded Offering within sixty (60) days after receipt of SupportSoft’s proposal or if Office Depot determines, in its discretion, to not pursue SupportSoft’s proposal, SupportSoft acknowledges and agrees that Office Depot may enter into a contractual relationship or accept the Additional Proposal for such Expanded Offering from another person or entity. Notwithstanding the foregoing, SupportSoft acknowledges and agrees that Office Depot will not be obligated to forward or disclose any information in connection with any Additional Proposal or Expanded Offering that Office Depot does not intend to pursue or consider.”

4. Compliance with Regulations and Policies. The first sentence of Section 11 of the Agreement, “Compliance with Regulations and Policies,” shall be amended to delete the words “at SupportSoft premises” and insert the word “remotely” in place of the deleted text, to read as follows:

“11. Compliance with Regulations and Policies. Unless otherwise set forth in the applicable SOW, SupportSoft shall perform the Services remotely or on site at Office Depot’s premises, and shall be responsible for providing all equipment and supplies necessary to perform the Services.”

5. Limitation of Liability. Section 16, “Limitation of Liability,” shall be deleted in its entirety and replaced with a new Section 16, “Limitation of Liability,” as follows:

“16. Limitation of Liability. EXCEPT FOR THE PARTIES’ INDEMNIFICATION OBLIGATIONS IN SECTIONS 14 AND 15 ABOVE, OFFICE DEPOT’S BREACH OF SECTIONS 3.3 OR 3.4, OR EITHER PARTY’S WILLFUL, OR KNOWING BREACH OF SECTION 4, IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER LEGAL THEORY, INCLUDING, WITHOUT LIMITATION, LOSS OF DATA OR ITS USE, LOSS OF PROFITS, LOSS OF BUSINESS, OR OTHER ECONOMIC DAMAGES, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH LOSS OR DAMAGE. REGARDLESS OF THE FORM OF ACTION, OTHER THAN AN ACTION FOR PAYMENT OF AMOUNTS DUE UNDER THE AGREEMENT, THE PARTIES’ INDEMNIFICATION OBLIGATIONS IN SECTIONS 14 AND 15 ABOVE, OFFICE DEPOT’S BREACH OF SECTIONS 3.3 OR 3.4, AND EITHER PARTY’S WILLFUL OR KNOWING BREACH OF SECTION 4, THE TOTAL LIABILITY OF EITHER PARTY UNDER THIS AGREEMENT SHALL NOT EXCEED THE TOTAL AMOUNT PAID TO SUPPORTSOFT FOR SERVICES SATISFACTORILY PERFORMED UNDER THIS AGREEMENT AS OF THE DATE OF SUCH CLAIM.”

6. Governing Law. The second sentence of Section 18.7, “Governing Law,” shall be amended as set forth below, and the existing Section 18.7 shall be deleted in its entirety and replaced with a new Section 18.7, “Governing Law,” as follows:

“18.7. Governing Law. This Agreement shall be interpreted in accordance with New York law. Each Party acknowledges that any actual or threatened breach of Sections 3.3, 3.4, 4 or 9 may cause the other Party irreparable harm for which money damages may not be an adequate remedy, and that injunctive relief may be an appropriate remedy for such breach. Each party will comply with all applicable export and import control laws and regulations in the use and distribution of the Software, Services and any other SupportSoft Technology.”

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7. Program Description. Exhibit A to the Agreement, “Remote Service Program Description,” shall be amended as set forth below:

a.	The last sentence of Exhibit A, Section 4, “Timeline and Milestones,” shall be amended to amend the number of Office Depot stores to 1238 and to delete the words “on or before ***,” to read as follows:

“National Launch: The program will be deployed nationally to all 1238 Office Depot stores and online.”

b.	The last sentence of Exhibit A, Section 7, “Program Management; Forecasting and Reporting,” shall be amended to insert the words “(meaning for Office Depot, a senior executive of North America retail; and for SupportSoft, the senior-most executive of the Consumer business unit or the Chief Executive Officer)” to read as follows:

“Quarterly Performance Reviews: The Parties agree that appropriate senior-level representatives of each Party (meaning for Office Depot, a senior executive of North America retail; and for SupportSoft, the senior-most executive of the Consumer business unit or the Chief Executive Officer) shall meet at least once per quarter during the Term to review the overall progress and status of performance under the Agreement including, without limitation, the marketing and advertising program and any feedback and suggestions for improvement.”

c.	A new Section 8, “Service Delivery Management System,” shall be added to Exhibit A as set forth below:

“8. Service Delivery Management System

SupportSoft agrees to make available its Service Delivery Management System (SDMS) platform to Office Depot, through which SupportSoft manages remote delivery of services as contemplated in this Remote Service Program Specification.

License to Use SDMS. Subject to the terms of this Agreement, SupportSoft grants to Office Depot a nonexclusive, nontransferable, nonsublicensable, limited license for use of the Service Delivery Management System Service (“SDMS Service”) by Office Depot and on behalf of its third party partners whose product and/or service SKUs have been input into the SDMS Service by SupportSoft. Office Depot shall not (and shall not allow any third party to): (i) decompile, disassemble, or otherwise reverse engineer or attempt to reconstruct or discover any source code, underlying ideas, or interoperability interfaces of the SDMS Service by any means whatsoever; (ii) remove any product identification, copyright or other notices; (iii) provide, lease, lend, use for timesharing, service bureau or hosting purposes or otherwise use the SDMS Service to or for the benefit of third parties, except as expressly authorized herein; (iv) reproduce the SDMS Service or any component thereof; (v) modify, adapt, alter, translate or incorporate into or with other software, or create a derivative work of, any part of the SDMS Service, nor any service or product that is similar to or a substitute in whole or in part for the SDMS Service; (vi) disclose information or analysis (including, without limitation, benchmarks) regarding the quality or performance of the SDMS Service (except as required by law or court order); or (vii) resell, sublicense, distribute, or transfer the SDMS Service or any component thereof to any third party (including, without limitation, sharing Office Depot’s username(s) and password(s) for the SDMS Service with any third party). Office Depot represents and warrants that it will use the SDMS Service for its internal business purposes only. Office Depot, and not SupportSoft, shall have sole responsibility for the accuracy, quality, integrity, legality, reliability, appropriateness, and intellectual property ownership or right to use of all content and data that Office Depot provides to SupportSoft associated with Office Depot’s use of the SDMS Service.

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SDMS Service Fees. SupportSoft shall charge Office Depot a flat fee (calculated based on the table below) for each work order that is fully completed in the SDMS. Completion shall be measured by the allocation of a Work Order number. Delivered work orders will be billed regardless of whether the corresponding service is cancelled or returned by the end user. The pricing schedule outlined below will apply to all Work Orders generated in each calendar year. For the avoidance of doubt, on January 1st of each year during the term of this Agreement, the cumulative number of Work Orders, for purposes of calculating prices per the table below, shall be reset to zero (0).

Cumulative Number of Work Orders	Price Per Work Order
*** - ***	$ ***
*** - ***	$ ***
*** - ***	$ ***
*** +	$ ***

SupportSoft shall invoice Office Depot on a quarterly basis for all work orders delivered in the prior calendar quarter. Office Depot shall pay SupportSoft’s invoices within *** (***) days of the date of each SupportSoft invoice.

SDMS Program Support. During each calendar quarter, Office Depot may request up to *** (***) hours of program support to be provided by SupportSoft. Program support may consist of further customizations to the SDMS and/or the management of SKUs in the SDMS and in each instance the nature and duration of the support effort shall be reflected in a work order or other writing agreed to by the parties. Program support days must be used within the corresponding quarter or else they will expire; for the avoidance of doubt, Office Depot may not roll program support days forward into subsequent quarters. If Office Depot requires additional program support, it may obtain such support from SupportSoft at a daily (8-hour) rate of USD $*** per day.

SDMS Service Provisioning Obligations. SupportSoft’s obligations in connection with the provisioning of the SDMS Service shall be limited to the following activities:

1.	Ongoing monitoring of server, network and database uptime

2.	Periodic backups of database, retained for one year on tape

3.	Firewall and load balancer configuration and monitoring, as needed

4.	Virus detection & removal

5.	FTP push of web logs (upon request, not more frequently than one (1) time per day subject to a file size limitation of 1 GB)

6.	Access to Internet Information Services (IIS) logs for up to 1 week, upon request

7.	Monitoring of application logs”

8. Pricing Exhibit F. A new Exhibit F-1, “Pricing,” attached hereto and incorporated herein by reference, shall supersede Exhibit F to the Agreement. As of the Amendment Effective Date, Exhibit F shall be terminated and shall have no force or effect.

9. Press Release. The parties agree to work in good faith to issue a mutually agreeable press release within sixty (60) days of the Amendment Effective Date generally describing the nature of the parties’ relationship.

10. Interpretation. If any provision in this Amendment No. 1 conflicts with any provision in the Agreement, the provision in this Amendment No. 1 will control and, to the extent necessary, supersede the conflicting provision in the Agreement. All other terms and conditions of the Agreement and shall remain in full force and effect. Any different or additional terms of any purchase order, confirmation, or similar form shall have no force or effect unless signed by authorized representatives of both parties. Any defined terms that have not been defined in this Amendment No. 1 shall have the meaning ascribed to them in the Agreement.

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ACCEPTED AND AGREED TO BY THE AUTHORIZED REPRESENTATIVE OF EACH PARTY:

SupportSoft:		Office Depot:

SupportSoft, Inc.		Office Depot, Inc.

By:	/s/ Josh Pickus	By:	/s/ Randall W. Wick
	(Authorized Signature)		(Authorized Signature)

Name:	Josh Pickus	Name:	Randall W. Wick
	(Print or Type)		(Print or Type)

Title:	CEO	Title:	Vice President, Merchandising
Date:	8/1/08	Date:	7/30/2008

		By:	/s/Steven Mahurin
(Authorized Signature)

		Name:	Steven Mahurin
(Print or Type)

		Title:	Executive Vice President, Merchandising
Date:

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION ***

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Exhibit F-1

PRICING

1.	Net Fees. SupportSoft will invoice and Office Depot shall pay the Net Fees for services delivered per the terms defined in Section 6.0 of the Agreement.

Service	Type	SKU	Net Fees to SPRT	Suggested Retail Price	Description
Protection & Performance	PC Attach	541190	$ ***	$ ***	The Protection & Performance service installs and updates McAfee’s Virus Scan Plus software and configures your operating system to provide maximum system and data security. Additionally, our solution engineers remove unwanted programs and run a new computer tune up to ensure top performance of your new computer. A tune up report in addition to the service receipt will be left on the PC desktop.

Premium Protection & Performance	PC Attach	541330	$ ***	$ ***	The Premium Protection and Performance service installs and updates McAfee’s Internet Security Suite software and configures your updated operating system to provide maximum system and data security. Additionally, our solutions engineers remove unwanted programs and run a new computer tune up to ensure top performance out of your new computer. The service also configures the parental control tools and creates up to three user profiles that restrict internet usage and program access for minors. A tune up report in addition to the service receipt will be left on the PC desktop.

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Diagnose & Repair	Break Fix	541650	$ ***	$ 149.99	The Diagnose and Repair Service determines the computer problem(s) you are experiencing, provides recommendations for repair, and implements those recommendations if they can be performed remotely. Recommendations are based on a series of system audits that reviews recent software installs, hardware upgrades, status of anti-virus applications, startup services and hardware conflicts. In addition, once the relevant repair is implemented, our solution engineer will run a system tune up to ensure that your computer’s performance is optimized. A tune up report in addition to the service receipt will be left on the PC desktop.

Diagnose, Repair & Protect	Break Fix	602210	$ ***	$ ***	The Diagnose, Repair and Protect Service determines the computer problem(s) you are experiencing, provides recommendations for repair, and implements those recommendations if they can be performed remotely. Recommendations are based on a series of system audits that reviews recent software installs, hardware upgrades, status of anti-virus applications, startup services and hardware conflicts. Once your computer is repaired, our solutions engineer installs and updates McAfee’s Virus Scan Plus software and configures your operating system to provide maximum system and data security. In addition, our solutions engineer will run a system tune up to ensure that your computer’s performance is optimized. A tune up report in addition to the service receipt will be left on the PC desktop.

PC Tune Up	Break Fix	541845	$ ***	$69.99	The PC Tune Up service optimizes your computer’s performance by adjusting key settings, downloading the latest operating system performance updates, installing security patches and scheduling ongoing disk defragmentation.

PC Tune & Protect	Break Fix	436565	$ ***	$ ***	The Tune & Protect service installs and updates McAfee’s Virus Scan Plus software and configures your operating system to provide maximum system and data security. Additionally, our solution engineers run a system tune up to ensure top performance of your PC. A tune up report in addition to the service receipt will be left on the PC desktop.

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Online Production and Performance**	PC Attach	933950	$ ***	$ ***	[Sold in Service Card format] The Online Protection & Performance service installs and updates McAfee’s Virus Scan Plus software and configures your operating system to provide maximum system and data security. Additionally, our solution engineers remove unwanted programs and run a new computer tune up to ensure top performance of your new computer. A tune up report in addition to the service receipt will be left on the PC desktop.

Online Wireless Security Setup	Device Management	933930	$ ***	$49.99	[Sold in Service Card format] The Online Wireless Security Setup service establishes a connection between your computer and wireless router, and implements wireless network security on your router and PC.

Online Network Setup	Device Management	933990	$ ***	$89.99	[Sold in Service Card format] This Network Setup service establishes a connection between your computer and wireless router, implements wireless network security, configures the firewall and enables file and print sharing between two computers and one printer.

Online Peripheral Setup	Device Management	933830	$ ***	$39.99	[Sold in Service Card format] The Online peripheral service installs and updates the required peripheral software and drivers for use with your computer. In addition, the service diagnoses and resolves any problems you may be experiencing with the peripheral.

Online PC Tune Up	Break Fix	933965	$ ***	$69.99	[Sold in Service Card format] The PC Tune Up service optimizes your computer’s performance by adjusting key settings, downloading the latest operating system performance updates, installing security patches and scheduling ongoing disk defragmentation.

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Online Diagnose and Repair	Break Fix	933975	$ ***	$ 149.99	[Sold in Service Card format] The Diagnose and Repair Service determines the computer problem(s) you are experiencing, provides recommendations for repair, and implements those recommendations if they can be performed remotely. Recommendations are based on a series of system audits that reviews recent software installs, hardware upgrades, status of anti-virus applications, startup services and hardware conflicts. In addition, once the relevant repair is implemented, our solution engineer will run a system tune up to ensure that your computer’s performance is optimized. A tune up report in addition to the service receipt will be left on the PC desktop.

Online Tune and Protect	Break Fix	933935	$ ***	$ ***	[Sold in Service Card format] The Tune & Protect service installs and updates McAfee’s Virus Scan Plus software and configures your operating system to provide maximum system and data security. Additionally, our solution engineers run a system tune up to ensure top performance of your PC. A tune up report in addition to the service receipt will be left on the PC desktop.

2.	Notes to Pricing Schedule:

Future Services may be added by written agreement of the parties using the change control process defined in Exhibit A to the Agreement (“Remote Services Program Description”).

3.	Help Desk Services. SupportSoft will charge $*** per minute for any Help Desk services delivered to Office Depot. Payment will be made according to the terms outlined in Section 6.0 of the Agreement.

4.	Program Support Funds.

a.	SupportSoft will provide Program Support Funds (“PSF Funds”) to reimburse certain Qualified Expenses (as defined below) incurred by Office Depot in marketing the Services; provided that (i) the branding requirements defined in Exhibit A Section 2 are maintained, and (ii) Office Depot has submitted appropriate documentation and receipts for such Qualified Expenses no later than fifteen (15) days after the end of the calendar quarter in which such Qualified Expenses were incurred. All such Qualified Expenses shall be approved by SupportSoft, not to exceed the amounts specified in Section 3.d below. The PSF Funds due to Office Depot for Qualified Expenses during a calendar quarter will be paid to Office Depot within *** (***) days after the end of the calendar quarter in which such expenses were incurred by Office Depot.

b.	“Qualified Expenses” are defined as:

Print advertisements where the Services are displayed prominently and documentation provided to SupportSoft that includes proof of the specific print advertisement with the Services clearly visible (i.e. ad copy), the dates, regions, circulation of such advertisements and the costs directly associated with such advertisements.

Radio and television advertisements that specifically market the Services and documentation provided to SupportSoft that includes proof of the specific media placements, the dates and regions of such advertisements and the costs directly associated with such advertisements.

Online advertisements (search, banner ads and the like) that specifically market the Services and documentation provided to SupportSoft that includes proof of the specific online placements, the dates and outlets of such advertisements and the costs directly associated with such advertisements.

Other such advertising expenses that the parties may mutually agree to in writing.

c.	The PSF Funds accrual will commence as follows:

i.	If Office Depot makes the Services available for online purchase from www.officedepot.com and gives the Services reasonably prominent online marketing placement on or before *** and continuously thereafter, the first quarterly PSF Funds will be accrued for the period from *** through ***.

ii.	If the PSF Funds accrual does not commence under Section 3.b.i above, then if Office Depot makes the Services available for online purchase from www.officedepot.com and gives the Services reasonably prominent online marketing placement on or before *** and continuously thereafter, the first quarterly PSF Funds will be accrued for the period *** through ***.

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For the avoidance of doubt, no PSF Funds shall be accrued during any calendar quarter in which Office Depot fails to make the Services available for online purchase from www.officedepot.com or fails to give the Services reasonably prominent online marketing placement.

d.	The total PSF Funds available to Office Depot for use in any given calendar quarter during the Initial Term shall be an amount up to *** percent (***%) of the Net Fees for Services paid by Office Depot to SupportSoft in the immediately preceding calendar quarter (excluding performance bonus payments made for that quarter, as set forth in Section 5 below). For the avoidance of doubt, unused PSF Funds will expire at the end of the quarterly period in which such PSF Funds were available.

e.	Upon SupportSoft’s reasonable request, not to exceed once annually, Office Depot will provide SupportSoft with reports and data sufficient for SupportSoft to evaluate the effectiveness of the marketing programs Office Depot conducts relating to the Services.

5.	*** Performance Bonus. SupportSoft will pay an annual performance bonus to Office Depot based upon SupportSoft’s attainment of certain ***, as set forth in the table below (the “*** Performance Bonus”).

a.	“***” shall mean the ***.

b.	The *** Performance Bonus will commence on July 1, 2008, and the first *** Performance Bonus will be effective for *** during the time period from July 1 through December 31, 2008. Thereafter during the Initial Term, the *** Performance Bonus will be calculated on an annual basis. The *** Performance Bonus will be paid to Office Depot within thirty (30) days after the end of the time period to which it pertains.

c.	Reporting. Within thirty (30) days after the end of each calendar quarter, SupportSoft will provide written reports to Office Depot reflecting the *** for the applicable quarter and year-to-date.

d.	*** and Bonus Amounts. The table below sets forth the *** thresholds and *** Performance Bonus amounts for the Initial Term. For the avoidance of doubt, no *** Performance Bonus shall be due for any time period in which the *** thresholds in the table below have not been attained.

	Second Half 2008	2009	2010	2011*
***	$ ***	$ ***	$ ***	***
*** Performance Bonus	$ ***	$ ***	$ ***	***

*	*** (***) *** .

*** Rebate for Overachievement of ***

The *** Rebate will be paid for incremental *** above the *** targets above for the calendar years of 2009 and 2010. A *** rebate will be paid to Office Depot for overachievement of the *** targets above by ***% ***. The *** Rebate within each incremental *** overachievement level will be paid at the percentages for each tier as set forth in the table below.

*** Percent Over Target	*** Rebate Percent within Each Tier of Incremental ***
***%	*** %
*** - ***%	*** %
*** - ***%	*** %
*** - ***%	*** %

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For example, 2009 *** percent over target overachievement of *** % will be calculated as follows:

	2009 ***		2009 *** Overachievement		Eligible Rebates ***		*** Rebate Percentage		*** Rebate Amount
*** Target	$	***
*** Target + ***%	$	***	$	***	$	***	***	%	$	***
*** Target + ***%	$	***	$	***	$	***	***	%	$	***
*** Target + ***%	$	***	$	***	$	***	***	%	$	***

Total at ***% Overachievement	$	***	$	***	$	***			$	***

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION ***

CONFIDENTIAL TREATMENT